================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  August 17, 1999
                                                  ---------------

                        Wells Real Estate Fund XI, L.P.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Georgia
--------------------------------------------------------------------------------
                (State or other jurisdiction of incorporation)



              0-25731                                       58-2250094
      ------------------------                 ---------------------------------
      (Commission File Number)                 (IRS Employer Identification No.)


               3885 Holcomb Bridge Road, Norcross, Georgia 30092
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code     (770) 449-7800
                                                   ----------------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 2.  Acquisition of Assets

Purchase of the Johnson Matthey Building.  On August 17, 1999, The Wells Fund XI
-----------------------------------------
Fund XII REIT Joint Venture (the "XI-XII-REIT Joint Venture") acquired a research and development, office and warehouse building (the "Johnson Matthey Building") located in Chester County, Pennsylvania from Alliance Commercial Properties Ltd. ("Alliance") pursuant to an Agreement of Sale and Purchase between Alliance and Wells Capital, Inc., an affiliate of Wells Real Estate Fund XI, L.P. (the "Registrant") and its General Partners. Alliance is not in any way affiliated with the Registrant or its General Partners.

     The XI-XII-REIT Joint Venture is a joint venture partnership among the Registrant, Wells Real Estate Fund XII, L.P. ("Wells Fund XII"), an affiliated Georgia limited partnership, and Wells Operating Partnership, L.P. ("Wells OP"), a Delaware limited partnership formed to acquire, own, lease, operate and manage real properties on behalf of Wells Real Estate Investment Trust, Inc. (the "Wells REIT"), an affiliated Maryland corporation. The XI-XII-REIT Joint Venture was originally formed on May 1, 1999 as a joint venture partnership between the Registrant and the Wells REIT pursuant to a Joint Venture Partnership Agreement, which was amended and restated on June 21, 1999 to admit Wells Fund XII as a joint venture partner. The XI-XII-REIT Joint Venture was formed for the purpose of the acquisition, ownership, development, leasing, operation, sale and management of real properties. The investment objectives of Wells Fund XII and the Wells REIT are substantially identical to those of the Registrant.

     Wells Capital, Inc., as original purchaser under the agreement, assigned its rights under the agreement to the XI-XII-REIT Joint Venture at closing. The purchase price paid for the Johnson Matthey Building was $8,000,000. The XI-XII-REIT Joint Venture also incurred additional acquisition expenses in connection with the purchase of the Johnson Matthey Building, including attorneys' fees, recording fees and other closing costs, of approximately $50,000.

     The Registrant contributed $3,494,797.27, Wells OP contributed $3,055,694.41 and Wells Fund XII contributed $1,500,000.00 to the XI-XII-REIT Joint Venture for their respective shares of the acquisition costs for the Johnson Matthey Building.


     Description of the Building and the Site.  The Johnson Matthey Building is
     -----------------------------------------
a 130,000 square foot research and development, office and warehouse building that was first constructed in 1973 as a multi-tenant facility. It was subsequently converted into a single-tenant facility in 1998. The building is constructed of a structural steel frame and is rectangular in shape with two rectangular cut-outs at the front corners. The exterior is cinderblock, with brick on the lower ten feet of the north, east and west walls. The south wall is all cinderblock. The interior contains office space that comprises approximately 23% of the rentable square feet of the Johnson Matthey Building.

     The site consists of a 10.0 acre tract of land located at 434-436 Devon Park Drive in Tredyffrin Township, Chester County, Pennsylvania. The site is located along the Route 202 "high tech" corridor close to King of Prussia and is considered a suburb of Philadelphia. The site is within five minutes of Route 422, the Pennsylvania Turnpike and Interstate 76.

     An independent appraisal of the Johnson Matthey Building was prepared by CB Richard Ellis, real estate appraisers, as of June 24, 1999. The appraisers estimated the market value of the land and the leased fee interest subject to the Johnson Matthey lease (described below) to be $8,000,000, in cash or terms equivalent to cash. This value estimate was based upon a number of assumptions, including that the Johnson Matthey Building will continue operating at a stabilized level with Johnson Matthey, Inc. ("Johnson Matthey") occupying 100% of the rentable area. The value estimate set forth in the appraisal is not necessarily an accurate reflection of the fair market value of the property.

     The XI-XII-REIT Joint Venture also obtained an environmental report prepared by Dames & Moore evidencing that the environmental condition of the land and the Johnson Matthey Building was satisfactory. Although the soil does contain some traces of environmental groundwater contaminants approximately 60 feet below the surface, Dames & Moore, in a letter addressed to Wells Capital, Inc. dated August 13, 1999, did not recommend any further environmental investigation for the site. At the closing, the seller assigned its rights to a $2,000,000 insurance policy to the XI-XII-REIT Joint Venture relating to potential losses from environmental contamination. The General Partners of the Partnership are satisfied that the environmental condition of the site is satisfactory and believe that the rights assigned under this insurance policy protect the partnership from potential liability exposure resulting from environmental contamination.

The Johnson Matthey Lease.  The entire 130,000 rentable square feet of the
-------------------------
Johnson Matthey Building is currently leased to Johnson Matthey. The Johnson Matthey lease was assigned to the XI-XII-REIT Joint Venture at the closing with the result that the joint venture is now the landlord under the lease.

     The current lease term expires in June 2007. Johnson Matthey has the right to extend the lease for two additional three year periods of time. Each extension option must be exercised by giving notice to the landlord at least 12 months prior to the expiration date of the then-current lease term.

     The base rent payable under the Johnson Matthey lease for the remainder of the lease term is as follows:

         Lease Year                            Annual Rent                       Monthly Rent
----------------------------          -----------------------------       -----------------------------

             3                                   $789,750                           $65,812.50
             4                                   $809,250                           $67,437.50
             5                                   $828,750                           $69,062.50
             6                                   $854,750                           $71,229.17
             7                                   $874,250                           $72,854.17
             8                                   $897,000                           $74,750.00
             9                                   $916,500                           $76,375.00
             10                                  $939,250                           $78,270.84

     The monthly base rent payable for each extension term will be equal to the fair market rent taking into consideration rental rates for comparable industrial and research and development properties in the local market area. If the parties cannot agree upon the fair market rent, the matter shall be submitted to arbitration.

     Under the lease, Johnson Matthey is required to pay as additional rent all real estate taxes, special assessments, utilities, taxes, insurance and other operating costs with respect to the Johnson Matthey Building during the term of the lease. In addition, Johnson Matthey is responsible for all routine maintenance and repairs to the Johnson Matthey Building. The XI-XII-REIT Joint Venture, as landlord, is responsible for maintenance of the footings and foundations and the structural steel columns and girders associated with the building.

     Johnson Matthey has a right of first refusal to purchase the Johnson Matthey Building in the event that the XI-XII-REIT Joint Venture desires to sell the building to an unrelated third-party. The joint venture must give Johnson Matthey written notice of its intent to sell the Johnson Matthey Building, and Johnson Matthey will have ten days from the date of such notice to provide written notice of its intent to purchase the building. If Johnson Matthey exercises its right of first refusal, it must purchase the Johnson Matthey Building on the same terms contained in the offer.


Property Management Fees.  Wells Management Company, Inc. ("Wells Management"),
------------------------
an affiliate of the Registrant and its General Partners, has been retained to manage and lease the Johnson Matthey Building. The XI-XII-REIT Joint Venture will pay management and leasing fees to Wells Management in the amount of 4.5% of gross revenues from the Johnson Matthey Building on a monthly basis.

Item 7. Financial Statements and Exhibits.

     (a)  Financial Statements.  The following financial statements relating
          --------------------
to the real property acquired by the XI-XII-REIT Joint Venture are submitted at the end of this Current Report and are filed herewith and incorporated herein by reference:

                                                            Page
                                                            ----

     Report of Independent Public Accountants                F-1

     Statement of Revenues Over Certain Operating
     Expenses for the year ended December 31, 1998
     (Audited) and for the six months ended
     June 30, 1999 (Unaudited)                               F-2

     Notes to Statement of Revenues Over Certain
     Operating Expenses for the year ended December 31,
     1998 (Audited) and for the six months ended
     June 30, 1999 (Unaudited)                               F-3


     (b)  Pro Forma Financial Information.  The following unaudited pro forma
          -------------------------------
financial statements of the Registrant relating to the real property acquired are submitted at the end of this Current Report and are filed herewith and incorporated herein by reference:

                                                            Page
                                                            ----

     Summary of Unaudited Pro Forma Financial Statements     F-5

     Pro Forma Balance Sheet as of June 30, 1999             F-6

     Pro Forma Income Statement for the year ended
     December 31, 1998                                       F-7

     Pro Forma Income Statement for the six months
     ended June 30, 1999                                     F-8


     After reasonable inquiry, the Registrant is not aware of any material factors relating to the real property described in this Current Report that would cause the financial information reported herein not to be necessarily indicative of future operating results.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   WELLS REAL ESTATE FUND XI, L.P.
                                   Registrant


                                   By: /s/ Leo F. Wells, III
                                       -------------------------------
                                       Leo F. Wells, III, as General Partner
                                       and as President and sole Director of
                                       Wells Capital, Inc., the General Partner
                                       of Wells Partners, L.P., General Partner



Dated:  August 24, 1999

               [LETTERHEAD OF ARTHUR ANDERSEN LLP APPEARS HERE]

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Wells Real Estate Investment Trust, Inc.,
Wells Real Estate Fund XI, L.P.,
and Wells Real Estate Fund XII, L.P.:

We have audited the accompanying statement of revenues over certain operating expenses for the JOHNSON MATTHEY BUILDING for the year ended December 31, 1998. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, this financial statement excludes certain expenses that would not be comparable with those resulting from the operations of the Johnson Matthey Building after acquisition by the Wells Fund XI-Fund XII-REIT Joint Venture (a joint venture between the Wells Operating Partnership, L.P. [on behalf of Wells Real Estate Investment Trust, Inc.], Wells Real Estate Fund XI, L.P., and Wells Real Estate Fund XII, L.P.). The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Johnson Matthey Building's revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses presents fairly, in all material respects, the revenues over certain operating expenses of the Johnson Matthey Building for the year ended December 31, 1998 in conformity with generally accepted accounting principles.


/s/ ARTHUR ANDERSEN


Atlanta, Georgia
August 30, 1999

                            JOHNSON MATTHEY BUILDING


             STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

                    FOR THE YEAR ENDED DECEMBER 31, 1998 AND

                     FOR THE SIX MONTHS ENDED JUNE 30, 1999




                                                                             1998             1999
                                                                           ---------       -----------
                                                                                           (Unaudited)

RENTAL REVENUES                                                             $745,935         $424,724

OPERATING EXPENSES, NET OF REIMBURSEMENTS                                    100,314           59,398
                                                                            --------         --------
REVENUES OVER CERTAIN OPERATING EXPENSES                                    $645,621         $365,326
                                                                            ========         ========



        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.

                            JOHNSON MATTHEY BUILDING


                        NOTES TO STATEMENTS OF REVENUES

                        OVER CERTAIN OPERATING EXPENSES

                    FOR THE YEAR ENDED DECEMBER 31, 1998 AND

                     FOR THE SIX MONTHS ENDED JUNE 30, 1999

 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Description of Real Estate Property Acquired

     On August 17, 1999, the Wells Fund XI-Fund XII-REIT Joint Venture (the "Joint Venture") acquired an office building with approximately 130,000 rentable square feet located in Tredyffrin Township, Chester County, Pennsylvania (the "Johnson Matthey Building"). The Joint Venture is a joint venture partnership between Wells Real Estate Fund XI, L.P. ("Wells Fund XI"), Wells Real Estate Fund XII, L.P. ("Wells Fund XII"), and Wells Operating Partnership, L.P. ("Wells OP"), a Delaware limited partnership formed to acquire, own, lease, operate, and manage real properties on behalf of Wells Real Estate Investment Trust, Inc. (the "Wells REIT"). Wells Fund XI contributed $3,494,797, Wells Fund XII contributed $1,500,000, and Wells OP contributed $3,055,694 to the Joint Venture for their respective share of the purchase of the Johnson Matthey Building.

     The entire 133,000 rentable square feet of the Johnson Matthey Building is currently under a net lease agreement (the "Lease") with Johnson Matthey. The Lease was assigned to the Joint Venture at the closing. The initial term of the Lease is ten years, which commenced on July 1, 1997 and expires on June 30, 2007. Johnson Matthey has the right to extend the Lease for two additional three-year periods. Each extension option must be exercised by giving notice to the landlord at least 12 months prior to the expiration date of the then current lease term. The monthly base rent payable for each extended term of the Lease will be equal to the fair market rent taking into consideration rental rates for comparable industrial and research and development properties in the local market area.

     Under the Lease, Johnson Matthey is required to pay as additional rent all real estate taxes, special assessments, utilities, taxes, insurance, and other operating costs with respect to the Johnson Matthey Building during the term of the Lease. In addition, Johnson Matthey is responsible for all routine maintenance and repairs including interior mechanical and electrical, HVAC, parking lot, and landscaping to the Johnson Matthey Building. The Joint Venture, as landlord, is responsible for repair and replacement of the exterior, roof, foundation, and structure.

     The Lease contains a purchase option, which may be exercised by Johnson Matthey in the event that the Joint Venture desires to sell the building to an unrelated third party. The Joint Venture must give Johnson Matthey written notice of its intent to sell the Johnson Matthey Building, and Johnson Matthey will have ten days from the date of such notice to provide written notice of its intent to purchase the building. If Johnson Matthey exercises the purchase option, it must purchase the Johnson Matthey Building on the same terms contained in the offer.

     Rental Revenues

     Rental income from the lease is recognized on a straight-line basis over the life of the lease.

 2.  BASIS OF ACCOUNTING

     The accompanying statements of revenues over certain operating expenses are presented on the accrual basis. These statements have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statements exclude certain historical expenses, such as depreciation, not comparable to the operations of the Johnson Matthey Building after acquisition by the Joint Venture.

                        WELLS REAL ESTATE FUND XI, L.P.

                    UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The following unaudited pro forma balance sheet as of June 30, 1999 and the pro forma statements of income for the year ended December 31, 1998 and the six-month period ended June 30, 1999 have been prepared to give effect to the acquisition of the Johnson Matthey Building by the Wells Fund XI-Fund XII-REIT Joint Venture (a joint venture between the Wells Operating Partnership, L.P., Wells Real Estate Fund XI, L.P., and Wells Real Estate Fund XII, L.P.) as if the acquisition occurred as of June 30, 1999 with respect to the balance sheet and on January 1, 1998 with respect to the statements of income. Wells Operating Partnership, L.P. is a Delaware limited partnership that was organized to own and operate properties on behalf of the Wells Real Estate Investment Trust, Inc. Wells Real Estate Investment Trust, Inc. is the general partner of the Wells Operating Partnership, L.P.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition been consummated at the beginning of the period presented.

                        WELLS REAL ESTATE FUND XI, L.P.

                                 BALANCE SHEET

                                 JUNE 30, 1999

                                  (Unaudited)


                                                              ASSETS

                                                                          Wells Real                          Pro
                                                                            Estate         Pro Forma         Forma
                                                                         Fund XI, L.P.    Adjustments        Total
                                                                         -------------  ---------------  ------------
CASH AND CASH EQUIVALENTS                                                  $ 6,546,138  $(3,494,797)(a)   $ 3,051,341

INVESTMENTS IN JOINT VENTURES                                                7,379,878    3,640,425 (b)    11,020,303

DEFERRED PROJECT COSTS                                                         276,080     (145,628)(c)       130,452

ORGANIZATIONAL COSTS, less accumulated amortization of
 $9,375 in June 1999                                                            21,875            0            21,875

DUE FROM AFFILIATES                                                            215,438            0           215,438

PREPAID EXPENSES AND OTHER ASSETS                                               26,990            0            26,990
                                                                           -----------  -----------       -----------
      Total assets                                                         $14,466,399  $         0       $14,466,399
                                                                           ===========  ===========       ===========

                                                 LIABILITIES AND PARTNERS' CAPITAL

DUE TO AFFILIATES                                                          $      (595) $         0       $      (595)

PARTNERSHIP DISTRIBUTIONS PAYABLE                                              196,635            0           196,635

SALES COMMISSIONS PAYABLE                                                            0            0                 0
                                                                           -----------  -----------       -----------
      Total liabilities                                                        196,040            0           196,040
                                                                           -----------  -----------       -----------
LIMITED PARTNERS:
 Class A--1,310,906                                                         11,488,904            0        11,488,904
 Class B--342,374                                                            2,781,355            0         2,781,355
ORIGINAL LIMITED PARTNER                                                           100            0               100
                                                                           -----------  -----------       -----------
      Total partners' capital                                               14,270,359            0        14,270,359
                                                                           -----------  -----------       -----------
      Total liabilities and partners' capital                              $14,466,399  $         0       $14,466,399
                                                                           ===========  ===========       ===========


(a) Reflects Wells Real Estate Fund XI, L.P.'s portion of the purchase price related to the Johnson Matthey Building.

(b) Reflects Wells Real Estate Fund XI, L.P.'s contribution to the Wells Fund XI-Fund XII-REIT Joint Venture.

(c) Reflects deferred project costs contributed to the Wells Fund
    XI-Fund XII-REIT Joint Venture.

                        WELLS REAL ESTATE FUND XI, L.P.

                              STATEMENT OF INCOME

                     FOR THE YEAR ENDING DECEMBER 31, 1998

                                  (Unaudited)


                                                          Wells Real                                      Pro
                                                            Estate             Pro Forma                 Forma
                                                        Fund XI, L.P.         Adjustment                 Total
                                                        -------------         -----------             ----------
REVENUES:
 Equity in income of joint ventures                         $ 142,163           $147,056(a)             $289,219
 Interest income                                              120,566                  0                 120,566
                                                            ---------          ---------                --------
                                                              262,729            147,056                 409,785
                                                            ---------          ---------                --------
EXPENSES:
 Legal and accounting                                          64,052                  0                  64,052
 Partnership administration                                    46,649                  0                  46,649
 Computer costs                                                 2,483                  0                   2,483
 Amortization                                                   6,250                  0                   6,250
                                                            ---------          ---------               ---------
                                                              119,434                  0                 119,434
                                                            ---------          ---------               ---------
NET INCOME                                                  $ 143,295           $147,056               $ 290,351
                                                            =========           ========               =========

NET LOSS ALLOCATED TO GENERAL PARTNERS                      $    (500)          $      0               $    (500)
                                                            =========           ========               =========
NET INCOME ALLOCATED TO CLASS A LIMITED PARTNERS            $ 254,862           $244,232               $ 499,094
                                                            =========           ========               =========
NET LOSS ALLOCATED TO CLASS B LIMITED PARTNERS              $(111,067)          $(97,176)              $(208,243)
                                                            =========           ========               =========
NET INCOME PER WEIGHTED AVERAGE CLASS A LIMITED
 PARTNER UNIT                                               $    0.50           $   0.48               $    0.98
                                                            =========           ========               =========
NET LOSS PER WEIGHTED AVERAGE CLASS B LIMITED
 PARTNER UNIT                                               $   (0.77)          $  (0.67)              $   (1.44)
                                                            =========           ========               =========


(a) Reflects Wells Real Estate Fund XI, L.P.'s equity in income of the Wells Fund XI-Fund XII-REIT Joint Venture related to the Johnson Matthey Building. The pro forma adjustment results from rental revenues less operating expenses, management fees, and depreciation.

                        WELLS REAL ESTATE FUND XI, L.P.

                              STATEMENT OF INCOME

                 FOR THE SIX-MONTH PERIOD ENDING JUNE 30, 1999

                                  (Unaudited)



                                                          Wells Real                                 Pro
                                                            Estate             Pro Forma            Forma
                                                        Fund XI, L.P.         Adjustment            Total
                                                        --------------       ------------        ------------
REVENUES:
 Equity in income of joint ventures                       $ 186,795            $  82,042(a)         $ 268,837
 Interest income                                            146,186                    0              146,186
                                                          ---------             --------            ---------
                                                            332,981               82,042              415,023
                                                          ---------             --------            ---------
EXPENSES:
  Legal and accounting                                       31,199                    0               31,199
  Partnership administration                                 33,508                    0               33,508
  Computer costs                                              3,141                    0                3,141
  Amortization                                                3,125                    0                3,125
                                                          ---------             --------            ---------
                                                             70,973                    0               70,973
                                                          ---------             --------            ---------
NET INCOME                                                $ 262,008             $ 82,042            $ 344,050
                                                          =========             ========            =========

NET INCOME ALLOCATED TO CLASS A LIMITED PARTNERS          $ 374,368             $126,719            $ 501,087
                                                          =========             ========            =========
NET LOSS ALLOCATED TO CLASS B LIMITED PARTNERS            $(112,360)            $(44,677)           $(157,037)
                                                          =========             ========            =========
NET INCOME PER WEIGHTED CLASS A LIMITED
  PARTNER UNIT                                            $    0.29             $   0.10            $    0.39
                                                          =========             ========            =========
NET LOSS PER WEIGHTED AVERAGE CLASS B LIMITED
  PARTNER UNIT                                            $   (0.33)            $  (0.13)            $  (0.46)
                                                          =========             ========            =========

(a) Reflects Wells Real Estate Fund XI, L.P.'s equity in income of the Wells Fund XI-Fund XII-REIT Joint Venture related to the Johnson Matthey Building. The pro forma adjustment results from rental revenues less operating expenses, management fees, and depreciation.